                                                                    EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002


IN CONNECTION WITH THE QUARTERLY REPORT OF ORPHAN MEDICAL, INC. (THE "COMPANY") ON FORM 10-Q FOR THE PERIOD ENDED SEPTEMBER 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, JOHN H. BULLION, CHIEF EXECUTIVE OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
THAT:

         (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13 (A) OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

         (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL REPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


                                                   /s/ John H. Bullion
                                                   -----------------------------
                                                   JOHN H. BULLION
                                                   CHIEF EXECUTIVE OFFICER
                                                   NOVEMBER 13, 2002